Exhibit 10.1

FIRST AMENDMENT TO CREDIT AGREEMENT

This First Amendment to Credit Agreement (herein, the “Amendment”) is entered into as of June 27, 2003, among RC Ertl, Inc., Racing Champions South, Inc., Learning Curve International, Inc., Racing Champions Worldwide Limited (collectively as the “Borrowers” and individually as a “Borrower”), the Lenders party hereto, and Harris Trust and Savings Bank, as Agent.

PRELIMINARY STATEMENTS

  A.  The Borrowers, the Lenders and the Agent entered into a certain Credit Agreement dated as of March 4, 2003 as heretofore amended (the “Credit Agreement”). All capitalized terms used herein without definition shall have the same meanings herein as such terms have in the Credit Agreement.

  B.  The Borrowers have requested that the Lenders consent to various name changes and mergers, waive certain existing defaults and amend certain provisions of the Credit Agreement, and the Lenders are willing to do so under the terms and conditions set forth in this Amendment.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.  CONSENTS AND WAIVERS.

  1.1. The Credit Parties acknowledge that prior to giving effect to this Amendment, the Borrowers are in default of their obligations under Section 7.3 of the Credit Agreement by reason of their failure to satisfy the Deferred Conditions by April 4, 2003 and a default exists under Section 4(c) of the Security Agreement by reason of the failure of RCE Holdings, LLC, DieCastExpress.com, Inc., RCNA Holdings, Inc., Racing Champions, Inc. and RC2 Corporation (formerly known as Racing Champions Ertl Corporation) to provide the Agent with 30 days’ prior written notice of the move of their chief executive offices to 800 South Veterans Parkway, Bolingbrook, Illinois (collectively, the “Existing Defaults”). Upon the effectiveness of this Amendment as hereinafter set forth, the Lenders hereby waive the Existing Defaults. The foregoing waiver is expressly limited to the matters stated herein.

  1.2 The Credit Parties have provided the Lenders with a description of certain transactions related to Learning Curve International, Inc.’s existing investment in Flair Leisure Products Plc. as set forth on Annex I hereto (the “Flair Transactions”) and have requested that the Lenders consent to the Flair Transactions and waive any Default or Event of Default under Sections 8.9, 8.10, 8.11 or 8.12 of the Credit Agreement (the “Flair Potential Defaults”) in order to permit the Flair Transactions. Accordingly, upon the effectiveness of this Amendment as hereinafter set forth, the Lenders hereby waive the Flair Potential Defaults. The foregoing waiver is expressly limited to the matters stated herein.

  1.3. The Credit Parties have informed the Lenders that RCNA Holdings, Inc. plans to merge with and into (or liquidate into) Racing Champions, Inc., that Racing Champions, Inc. plans to merge with and into (or liquidate into) RC2 Corporation, that RC Ertl, Inc. intends to change its legal name to RC2 Brands, Inc., and that Racing Champions South, Inc. plans to change its name to RC2 South, Inc. (collectively the “Mergers and Name Changes”). The Credit Parties have requested that the Lenders consent to the Mergers and Name Changes and, upon the effectiveness of this Amendment as hereinafter set forth, the Lenders hereby consent to the Mergers and Name Changes.

2.  AMENDMENTS.

Subject to the satisfaction of the conditions precedent set forth in Section 3 below, the Credit Agreement shall be and hereby is amended as hereinafter set forth.

2.1. The first sentence of Section 4.1 of the Credit Agreement shall be amended and restated in its entirety to read as follows:

“The Obligations, Hedging Liability, and Funds Transfer and Deposit Account Liability shall be secured by (a) valid, perfected and enforceable Liens on all right, title, and interest of the Company and each Subsidiary in all capital stock and other equity interests held by such Person in each of its Subsidiaries, whether now owned or hereafter formed or acquired, and all proceeds thereof, and (b) valid, perfected, and enforceable Liens on all right, title, and interest of the Company and each Subsidiary in all accounts, chattel paper, instruments, documents, general intangibles, letter of credit rights, supporting obligations, deposit accounts, investment property, inventory and commercial tort claims (collectively, the “Working Capital Assets”), whether now owned or hereafter acquired or arising, and all proceeds thereof; provided, however, that: (i) until a Default or Event of Default has occurred and is continuing and thereafter until otherwise required by the Administrative Agent or the Required Lenders, Liens on local petty cash deposit accounts maintained by the Company and its Subsidiaries in proximity to their operations need not be perfected, provided that the total amount on deposit at any one time not so perfected shall not exceed $1,000,000 in the aggregate and Liens on payroll accounts maintained by the Company and its Subsidiaries need not be perfected provided the total amount on deposit at any time does not exceed the current amount of their payroll obligations, (ii) unless otherwise required by the Administrative Agent or the Required Lenders during the existence of any Event of Default, Liens on the capital stock or other equity interests of a Foreign Subsidiary which, if granted, would cause a material adverse effect on the Company’s federal income tax liability shall be limited to 65% of the total outstanding Voting

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Stock of such Foreign Subsidiary, (iii) unless otherwise required by the Administrative Agent or the Required Lenders during the existence of any Event of Default, Liens need not be granted on the Working Capital Assets of a Foreign Subsidiary which, if granted, would cause a material adverse effect on the Company’s federal income tax liability, (iv) unless otherwise required by the Administrative Agent or the Required Lenders, Foreign Subsidiaries need not grant to the Administrative Agent Liens on the capital stock or other equity interests held by such Foreign Subsidiary in another Foreign Subsidiary, (v) until a Default or Event of Default has occurred and is continuing and thereafter until otherwise required by the Administrative Agent or the Required Lenders, Liens on U.S. general intangibles, to the extent perfected by recording an instrument with the U.S. Patent and Trademark Office, need only be perfected on material U.S. general intangibles and (vi) unless otherwise required by the Administrative Agent or the Required Lenders, Liens need not be granted on the capital stock of Brigitta’s Import Company so long as such entity is an unlimited liability company organized under the laws of the Canadian province of Nova Scotia.”

2.2. Section 7.3 of the Credit Agreement shall be amended by striking the date “April 4, 2003” wherever appearing therein and substituting therefor the date “June 30, 2003”.

2.3. Section 8.10(c) of the Credit Agreement shall be amended and restated in its entirety to read as follows:

“(c)    the merger of a Credit Party or any Subsidiary of a Credit Party with and into any Credit Party or any other Subsidiary of a Credit Party, provided that, in the case of any merger involving a Credit Party, such Credit Party is the corporation surviving the merger and, in the case of any merger of a Borrower and a Guarantor, such Borrower is the corporation surviving the merger;”

2.4. Schedule 6.2 to the Credit Agreement shall be amended and restated in their entirety to read as set forth on Annex I to this Amendment.

3.  CONDITIONS PRECEDENT.

The effectiveness of this Amendment is subject to the satisfaction of all of the following conditions precedent:

3.1. The Borrowers, the Agent, and the Required Lenders shall each have executed and delivered this Amendment;

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3.2. The Guarantors shall have executed and delivered their consent to this Amendment in the space provided for that purpose below;

3.3. The Agent shall have received the following (each to be properly executed and completed) and the same shall have been approved as to form and substance by the Agent: (a) Additional Guarantor Supplement from Learning Curve Canada Holdco, Inc., (b) Assumption and Supplemental Security Agreement from Learning Curve Canada Holdco, Inc., (c) Amendment to Pledge Agreement from the pledgors, (d) original stock certificates of Learning Curve Canada Holdco, Inc. pledged by Learning Curve International, Inc. under the Amendment to Pledge Agreement along with stock powers executed in blank for each such stock certificate, (e)  a Good Standing Certificate and Articles of Incorporation from the Delaware Secretary of State for Learning Curve Canada Holdco, Inc., (f) a Certificate of the Secretary of Learning Curve Canada Holdco, Inc. containing a copy of the resolutions adopted by the Board of Directors authorizing its guaranty and its pledge of assets to secure the Obligations, a copy of its and by-laws and specimen signatures of authorized signers and (g) the opinion of Reinhart, Boerner, Van Deuren covering the foregoing documents to be delivered by Learning Curve Canada Holdco, Inc.;

3.4. The Agent shall have received copies (executed or certified, as may be appropriate) of all legal documents or proceedings taken in connection with the execution and delivery of this Amendment to the extent the Bank or its counsel may reasonably request;

3.5. Legal matters incident to the execution and delivery of this Amendment and to the transactions contemplated hereby shall be satisfactory to the Agent and its counsel.

4.  CONDITIONS SUBSEQUENT.

4.1. The Borrower shall, within three Business Days after the consummation of the Mergers and Name Changes, deliver to the Agent copies of all documentation recorded any governmental offices to effect the Mergers and Name Changes.

4.2. The Borrower shall, within three Business Days after the consummation of the Mergers and Name Changes, deliver to the Agent and the Lenders a revised Schedule 6.2 to the Credit Agreement.

4.3. The Company and the other pledgors under the Pledge Agreement shall, within three Business Days after the consummation of the Mergers and Name Changes, execute and deliver to the Agent an Amendment to Pledge Agreement to restate Schedule A thereto and otherwise in form and substance satisfactory to the Agent.

4.4. The Borrower shall, within three Business Days after the consummation of the Flair Transactions, deliver to the Agent and the Lenders a revised Schedule 6.2 to the Credit Agreement.

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5.    REPRESENTATIONS.

In order to induce the Lenders to execute and deliver this Amendment, the Borrowers hereby represent to the Agent and the Lenders that as of the date hereof, the representations and warranties set forth in Section 6 of the Credit Agreement are and shall be and remain true and correct (except that the representations contained in Section 6.5 of the Credit Agreement shall be deemed to refer to the most recent financial statements of the Company and its Subsidiaries delivered to the Agent), and the Credit Parties are in compliance with all of the terms and conditions of the Credit Agreement and the other Loan Documents and no Default or Event of Default (other than the Existing Defaults) has occurred and is continuing under the Credit Agreement or shall result after giving effect to this Amendment.

6.    MISCELLANEOUS.

6.1. The Company and certain of its Subsidiaries have heretofore executed and delivered to the Agent and the Lenders one or more Collateral Documents. The Borrowers and, by signing below, the Guarantors hereby acknowledge and agree that the Obligations arising out of the Credit Agreement remain subject to the Liens of the Collateral Documents and that the rights and remedies of the Agent and the Lenders thereunder, the obligations of the Company and such Subsidiaries thereunder, and the Liens created and provided for thereunder remain in full force and effect and shall not be affected, impaired, or discharged hereby. Nothing herein contained shall in any manner affect or impair the priority of the liens and security interests created and provided for by the Collateral Documents as to the indebtedness which would be secured thereby prior to giving effect to this Amendment.

6.2. Except as specifically amended herein or consented to hereby, the Credit Agreement shall continue in full force and effect in accordance with its original terms. Reference to this specific Amendment need not be made in the Credit Agreement, or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to or with respect to the Credit Agreement, any reference in any of such items to the Credit Agreement being sufficient to refer to the Credit Agreement as amended hereby.

6.3. The Borrowers agree to pay on demand all costs and expenses of or incurred by the Agent in connection with the negotiation, preparation, execution and delivery of this Amendment and the instruments and documents being delivered in connection herewith, including the fees and expenses of counsel for the Agent.

6.4. This Amendment may be executed in any number of counterparts, and by the different parties on different counterpart signature pages, all of which taken together shall constitute one and the same agreement. Any of the parties hereto may execute this Amendment by signing any such counterpart and each of such counterparts shall for all purposes be deemed to be an original. This Amendment shall be governed by the internal laws of the State of Illinois.

[SIGNATURE PAGE TO FOLLOW]

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This First Amendment to Credit Agreement is entered into as of the date and year first above written.

RC Ertl, Inc. (to be known as RC2 Brands, Inc.)

Date:	By:	/s/ Jody L. Taylor

Jody L. Taylor, Chief Financial Officer

RACING CHAMPIONS SOUTH, INC. (to be known as RC2 South, Inc.)

Date:	By:	/s/ Jody L. Taylor

Jody L. Taylor, Chief Financial Officer

LEARNING CURVE INTERNATIONAL, INC.

Date:	By:	/s/ Jody L. Taylor

Jody L. Taylor, Chief Financial Officer

RACING CHAMPIONS WORLDWIDE LIMITED

Date:	By:	/s/ Jody L. Taylor

Jody L. Taylor, Chief Financial Officer

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Accepted and agreed to:

HARRIS TRUST AND SAVINGS BANK, in its individual capacity as a Lender, as L/C Issuer, and as Administrative Agent

Date:	By:	/s/ Mark W. Piekos

Mark W. Piekos, Vice President

THE NORTHERN TRUST COMPANY

Date:	By:	/s/ Gregg M. Lunceford

Gregg M. Lunceford, Vice President

U.S. BANK NATIONAL ASSOCIATION

Date:	By:	/s/ Jason C. Nadler

Jason C. Nadler, Assistant Vice President

NATIONAL CITY BANK OF MICHIGAN/ILLINOIS

Date:	By:	/s/ Stephen E. Green

Stephen E. Green, Senior Vice President

LASALLE BANK NATIONAL ASSOCIATION

Date:	By:	/s/ Michael F. Perry

Michael F. Perry, Assistant Vice President

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FIFTH THIRD BANK (Chicago), a Michigan Banking corporation

Date:	By:	/s/ Kim Puszczewicz

Kim Puszczewicz, Corporate Banking Officer

THE PROVIDENT BANK

Date:	By:	/s/ Alan R. Henning

Alan R. Henning, Vice President

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Acknowledgment and Consent

The undersigned, being all of the Guarantors (prior to giving effect to the Mergers and Name Changes), have heretofore executed and delivered to the Agent and the Lenders guaranties pursuant to the Credit Agreement. Each of the undersigned hereby consents to the First Amendment to the Credit Agreement as set forth above and confirms that its guaranty and the other Loan Documents executed by it and all of its obligations thereunder remain in full force and effect. Each of the undersigned further agrees that the consent of the undersigned to any further amendments to the Credit Agreement shall not be required as a result of this consent having been obtained.

RC2 CORPORATION (formerly known as Racing Champions Ertl Corporation)

Date:	By:	/s/ Jody L. Taylor

Jody L. Taylor, Chief Financial Officer

GREEN'S RACING SOUVENIRS, INC.

Date:	By:	/s/ Jody L. Taylor

Jody L. Taylor, Chief Financial Officer

DIECASTEXPRESS.COM, INC.

Date:	By:	/s/ Jody L. Taylor

Jody L. Taylor, Chief Financial Officer

RCE HOLDINGS, LLC

Date:	By:	/s/ Jody L. Taylor

Jody L. Taylor, Chief Financial Officer

RACING CHAMPIONS, INC.

Date:	By:	/s/ Jody L. Taylor

Jody L. Taylor, Chief Financial Officer

RCNA HOLDINGS, INC.

Date:	By:	/s/ Jody L. Taylor

Jody L. Taylor, Chief Financial Officer

LEARNING CURVE CANADA HOLDCO, INC.

Date:	By:	/s/ Curtis W. Stoelting

Curtis W. Stoelting, Chief Executive Officer

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